EXHIBIT 13.2

CERTIFICATION OF PERIODIC FINANCIAL REPORT

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of Korea Electric Power Corporation (the “Company”) on Form 20-F for the fiscal year ended December 31, 2015, as amended by Amendment No. 1 thereto, as filed with the Securities and Exchange Commission (the “Report”), I, Hyun, Sang-Kwon, Executive Vice President & Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 24, 2017

By:	/s/ Hyun, Sang-Kwon
Name:	Hyun, Sang-Kwon
Title:	Executive Vice President & Chief Financial Officer